MEDICAL MEDIA TELEVISION, INC.
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2005

                                                                                 African American
                                                              Medical Media           Medical
                            ASSETS                           Television, Inc.      Network, Inc.
                                                            -------------------  -------------------
Current assets:
    Cash                                                    $           16,511   $               21
    Prepaid expenses and other receivables                              52,726               47,450
                                                            -------------------  -------------------
         Total current assets                                           69,237               47,471
                                                            -------------------  -------------------
Fixed assets:
    Computer equipment                                                  15,492                4,031
    Leasehold imporvements                                               6,196                    -
    Accumulated depreciation                                            (9,373)              (1,608)
                                                            -------------------  -------------------
                                                                        12,315                2,423
                                                            -------------------  -------------------
Other assets:
    Security deposits                                                    7,596                    -
    Intangible assets                                                        -                    -
    Goodwill                                                                 -                    -
                                                            -------------------  -------------------
                                                                         7,596                    -
                                                            -------------------  -------------------

         Total assets                                       $           89,148   $            49,894
                                                            ===================  ===================
             LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
    Accounts payable                                        $          283,617   $          344,604
    Accrued expenses and other current liabilities                     276,726              302,730
    Deferred revenue                                                    19,323                    -
    Amounts due parent                                                       -              494,190
    Notes payable                                                      392,326              712,000
                                                            -------------------  -------------------
         Total current liabilities                                     971,992            1,853,524
                                                            -------------------  -------------------
Long-term liabilities
    Deferred revenue                                                    18,226                    -
                                                            -------------------  -------------------
         Total long-term liabilities                                    18,226                    -
                                                            -------------------  -------------------
         Total liabilities                                             990,218            1,853,524
                                                            -------------------  -------------------
    Stockholders' deficit:
       Preferred stock                                               4,294,373                    -
       Common stock                                                        655                    1
       Additional paid-in capital                                      677,559                3,999
       Accumulated deficit during development stage                 (5,873,657)          (1,807,630)
                                                            -------------------  -------------------
          Total stockholders' deficit                                 (901,070)          (1,803,630)
                                                            -------------------  -------------------
          Total liabilities and stockholders' deficit       $           89,148   $           49,894
                                                            ===================  ===================


                                                                  Proforma            Proforma
                            ASSETS                               Adjustments        Consolidated
                                                               ----------------   -----------------
Current assets:
    Cash                                                   A   $         2,083    $         18,615
    Prepaid expenses and other receivables                 A            18,085             118,261
                                                               ----------------   -----------------
         Total current assets                                           20,168             136,876
                                                               ----------------   -----------------
Fixed assets:
    Computer equipment                                     A              (168)             19,355
    Leasehold imporvements                                                   -               6,196
    Accumulated depreciation                                                 -             (10,981)
                                                               ----------------   -----------------
                                                                          (168)             14,570
                                                               ----------------   -----------------
Other assets:
    Security deposits                                                        -               7,596
    Intangible assets                                      A           300,000             300,000
    Goodwill                                               A         1,271,037           1,271,037
                                                               ----------------   -----------------
                                                                     1,571,037           1,578,633
                                                               ----------------   -----------------

         Total assets                                          $     1,591,037    $      1,730,079
                                                               ================   =================
             LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
    Accounts payable                                       A   $        64,021    $        692,242
    Accrued expenses and other current liabilities        AB          (186,010)            393,446
    Deferred revenue                                                         -              19,323
    Amounts due parent                                     A          (494,190)                  -
    Notes payable                                                            -           1,104,326
                                                               ----------------   -----------------
         Total current liabilities                                    (616,179)          2,209,337
                                                               ----------------   -----------------
Long-term liabilities
    Deferred revenue                                                         -              18,226
                                                               ----------------   -----------------
         Total long-term liabilities                                         -              18,226
                                                               ----------------   -----------------
         Total liabilities                                            (616,179)          2,227,563
                                                               ----------------   -----------------
    Stockholders' deficit:
       Preferred stock                                                       -           4,294,373
       Common stock                                        A             9,707              10,363
       Additional paid-in capital                         AB           389,879           1,071,437
       Accumulated deficit during development stage        A         1,807,630          (5,873,657)
                                                               ----------------   -----------------
          Total stockholders' deficit                                2,207,216            (497,484)
                                                               ----------------   -----------------
          Total liabilities and stockholders' deficit          $     1,591,037    $      1,730,079
                                                               ================   =================

  See notes to unaudited proforma condensed consolidated financial statements.

                         MEDICAL MEDIA TELEVISION, INC.
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                 Period from
                                                                                                  Inception
                                                Nine Months Ended              Year Ended      (March 29, 2004) to
                                               September 30, 2005           December 31, 2004   December 31, 2004
                                                   (Unaudited)                  (Audited)          (Audited)
                                        -------------------------------     -----------------  -------------------
                                                         African American                       African American
                                        Medical Media        Medical          Medical Media         Medical
                                       Television, Inc.   Network, Inc.      Television, Inc.     Network, Inc.
                                        -------------     -------------       -------------      --------------

Revenues, net                           $    112,858       $          -        $     63,637       $           -

Cost of revenues                              29,492                  -               7,524                   -
                                        -------------      -------------       -------------      --------------

Gross profit                                  83,366                  -              56,113                   -
                                        -------------      -------------       -------------      --------------

Operating expenses:
    DVD production costs                     109,570            243,194             209,213             174,265
    General and administration               586,417            286,531           1,079,148             403,338
    Sales and marketing                      351,437            529,462             501,447             123,903
    Depreciation and amortization              4,449              1,008               3,637                 600
                                        -------------      -------------       -------------      --------------
       Total operating expense             1,051,873          1,060,195           1,793,445             702,106
                                        -------------      -------------       -------------      --------------

Operating loss                              (968,507)        (1,060,195)         (1,737,332)           (702,106)
                                        -------------      -------------       -------------      --------------

Other income and (expense)
    Interest expense                        (334,367)              (440)           (452,424)             (3,320)
    Other expense                                  -                  -                   -              (4,000)
    Interest income                              254                  -               1,507                   -
    Other income                                 951                  -                  46                   -
                                        -------------      -------------       -------------      --------------
       Total other income expense           (333,162)              (440)           (450,871)             (7,320)
                                        -------------      -------------       -------------      --------------

Loss before taxes                         (1,301,669)        (1,060,635)         (2,188,203)           (709,426)

    Provision for income taxes                     -                  -                   -                   -
                                        -------------      -------------       -------------      --------------
Net loss                                $ (1,301,669)      $ (1,060,635)       $ (2,188,203)      $    (709,426)
                                        =============      =============       =============      ==============

Net loss per share, basic and diluted


Weighted average shares, basic and diluted


                                          Nine Months          Year        Nine Months Ended     Year Ended
                                             Ended             Ended         September 30,       December 31,
                                          September 30,     December 31,          2005              2004
                                             2005              2004           (Unaudited)        (Unaudited)
                                         --------------    --------------    --------------     --------------

                                           Proforma          Proforma          Proforma           Proforma
                                          Adjustments       Adjustments      Consolidated       Consolidated
                                         --------------    --------------    --------------     --------------

Revenues, net                                                                $     112,858      $      63,637

Cost of revenues                                                                    29,492              7,524
                                         --------------    --------------    --------------     --------------

Gross profit                                         -                 -            83,366             56,113
                                         --------------    --------------    --------------     --------------

Operating expenses:
    DVD production costs                                                           352,764            383,478
    General and administration                                                     872,948          1,482,486
    Sales and marketing                                                            880,899            625,350
    Depreciation and amortization                                                    5,457              4,237
                                         --------------    --------------    --------------     --------------
       Total operating expense                       -                 -         2,112,068          2,495,551
                                         --------------    --------------    --------------     --------------

Operating loss                                       -                 -        (2,028,702)        (2,439,438)
                                         --------------    --------------    --------------     --------------

Other income and (expense)
    Interest expense                   C       (16,822)                           (351,629)          (455,744)
    Other expense                                                                        -             (4,000)
    Interest income                                                                    254              1,507
    Other income                                                                       951                 46
                                         --------------    --------------    --------------     --------------
       Total other income expense              (16,822)                -          (350,424)          (458,191)
                                         --------------    --------------    --------------     --------------

Loss before taxes                              (16,822)                -        (2,379,126)        (2,897,629)

    Provision for income taxes                       -                 -                 -                  -
                                         --------------    --------------    --------------     --------------
Net loss                                 $     (16,822)    $           -     $  (2,379,126)     $  (2,897,629)
                                         ==============    ==============    ==============     ==============

Net loss per share, basic and diluted                                        $       (0.11)     $       (0.14)
                                                                             ==============     ==============

Weighted average shares, basic and diluted                                      20,725,412         20,699,090
                                                                             ==============     ==============

  See notes to unaudited proforma condensed consolidated financial statements.

                         MEDICAL MEDIA TELEVISION, INC.
          NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS


NOTE A - Medical Media Television Network, Inc.

On April 21, 2005, the Company changed its name to Medical Media Television, Inc. ("Medical Media"). Medical Media was organized as a Florida corporation on October 2, 1989. We are a development stage company, and as such, have devoted our efforts since inception to developing and implementing our business plan. Since the commencement of the implementation of our current business plan (June
2002), we have devoted our efforts to raising capital; producing our programming; securing advertisers for our programming; securing equipment; producing marketing materials for veterinarians and advertisers; contracting for subscription audits; securing veterinary office locations to show our programming; shipping equipment and educational programming to veterinarians; and establishing a presence at trade shows.

Our primary goal is to be recognized as a leading provider of advertiser-supported patient/parent/client medical education programming within the place-based media environment of medical specialty offices nationwide. Advertisers have traditionally relied on 30-second TV spots to deliver their message to the masses. The impact of these ads began to drop off in the early 1990's because viewers began clicking to different programs when advertisements appeared. In response, advertisers were forced to consider non-traditional advertising vehicles to achieve the desired consumer penetration and to influence buying behavior. The approach of place-based media is to deliver advertisers a captive audience of viewers. While traditional media has more mass appeal but less influence at the point of purchase, place-based media reaches consumers close to the time and place of their purchase or need. Place-based ("in-office" or "point of care") media has proven to be effective on several fronts: (i) it provides a more efficient approach for advertising product managers who are constantly challenged to deliver greater volume with fewer dollars by reaching consumer/patients when they are already in the office, (ii) it provides critically important health education programming that helps overcome complacency and motivates action on the part of the consumer/patient,
(iii) it presents a unique opportunity to capture the attention of specifically targeted consumers as commercials are aired in subscribing offices on a TV/DVD viewing system where the channel and the volume cannot be changed by the viewer, and (iv) it provides an opportunity for healthcare providers to increase revenues.

We produce monthly DVD magazines that are distributed to the participating subscribers of each network. Each DVD magazine contains approximately 28 educational segments interspersed with up to 24 commercial advertising spots, approximately 24 billboards, and public service announcements. The programming is funded in part, by commercial advertisers that are reviewed and approved by the advisory boards of our networks. Our programming is obtained through an annual subscription with updated DVD magazines mailed monthly to all subscribers. Viewing systems (TV and DVD player) are also available.

NOTE B - African American Medical Network, Inc.

African American Medical Network, Inc. ("African American Medical Network") was organized as a Florida corporation on March 29, 2004. African American Medical Network is a development stage company, and as such has devoted its efforts since its inception in developing and implementing its business plan, which includes but is not limited to establishing a subscriber network, writing and producing its monthly DVD magazines, making contacts with potential advertisers, obtaining debt and equity financing, establishing its accounting systems, and performing other administrative functions. The primary goal of African American Medical

                         MEDICAL MEDIA TELEVISION, INC.
          NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

Network is to provide educational programming regarding health and well being to doctor's offices nationwide for viewing by African-American patients, and to provide an advertising medium for commercial advertisers to target their goods and services to these consumer patients. Its initial goal is to have programming in 3,000 clinics and hospitals serving the African American population. Custom-tailored, television-delivered healthcare information that is engaging and easy to understand produces a greater awareness of the benefits of preventative healthcare practices. By creating original programming geared to African-American healthcare issues, African American Medical Network addresses the detrimental effects of health disparities, and at the same time, educate patients and their families about effective and useful healthcare habits and disease management techniques. Most importantly, African American Medical Network's programming will motivate its target audience to take full advantage of healthcare technology and healthcare resources and benefits available within American society. African American Medical Network was developed to create awareness about key diseases and the regimen needed to preserve life and the quality of life by providing advertiser-supported programming about medical and health issues specifically related to African-American patients' interests and needs. It is available only through doctor's offices serving the African-American populace. This information will be provided through monthly updated DVD magazines that present continuous, educational programming interspersed with commercial advertising.

NOTE C - The Merger

On April 22, 2005, we organized a wholly owned subsidiary, PetCARE Television Network, Inc., a Florida corporation ("PetCARE Television Network"). Also on April 22, 2005 we organized AAMN Acquisition Sub, Inc. a wholly owned Florida corporation ("AAMN Acquisition Sub"). On May 11, 2005 we executed a Merger Agreement (the "Merger Agreement") by and among AFMN, Inc., a Delaware corporation ("AFMN"), African American Medical Network, and AAMN Acquisition Sub whereby we would acquire 100% of the capital stock of African American Medical Network in exchange for 14,865,657 shares of our common stock.

On November 16, 2005, we executed a First Amendment to Merger Agreement by and among the Medical Media, AFMN, African American Medical Network, and AAMN Acquisition Sub, whereby the parties amended the Merger Agreement dated May 11, 2005 to reflect the following material items: (i) Medical Media would issue 19,415,626 shares of its restricted common stock (the "Medical Media Common Stock") to AFMN in exchange for 100% of the outstanding shares of African American Medical Network; (ii) we would file, as soon as practicable, an appropriate registration statement with the Securities and Exchange Commission registering the Medical Media Common Stock issued to AFMN pursuant to the Merger. In addition to the foregoing, AFMN agreed to distribute the Medical Media Common Stock pro-rata to its shareholders of record as of November 16, 2005; (iii) prior to registration of the Medical Media Common Stock issued to AFMN pursuant to the Merger, the parties agreed that the Medical Media Common Stock would be held in escrow along with distribution instructions to effect the pro-rata distribution referenced in the preceding paragraph. The parties further agreed that, while the Medical Media Common Stock is held in escrow, Philip Cohen, President of Medical Media, will hold sole voting rights over the shares pursuant to an irrevocable proxy delivered by AFMN to Mr. Cohen; and (iv) all issued and outstanding convertible securities of AFMN would be exchanged for equivalent convertible securities of Medical Media on a one-for-one basis and all issued and outstanding warrants to purchase AFMN common stock would be exchanged for equivalent Medical Media warrants on a one-for-one basis. All convertible securities and warrants exchanged shall be governed by the same terms and conditions as were applicable to the securities prior to the effective date of the Merger.

                         MEDICAL MEDIA TELEVISION, INC.
          NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

NOTE D - Proforma Adjustments

Proforma adjustments on the attached unaudited proforma condensed consolidated financial statements include the following:

            (A) To record the acquisition of African American Medical Network by Medical Media through the issuance of 19,415,626 shares of common stock of Medical Media. In order to accomplish the foregoing and enable AFMN to receive the shares of Medical Media without having to recognize income for federal income tax purposes, the acquisition of African American Medical Network was structured as a "reverse triangular merger," intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended.

            (B) To record estimated costs associated with completing the reorganization as a reduction of addition paid-in capital. These estimated costs of $27,000 consist of legal and accounting fees.

            (C) To record interest expense of $16,822 related to convertible debt to reflect pro forma treatment on the condensed consolidated statement of income.